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                                                                   EXHIBIT 10.9

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY A DOUBLE ASTERISK (**). THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]
                                                   Apple/PCC Bd Design Agt Amd 2
                                                Final, 12/19/96, #C24-094-00428b



                            SECOND AMENDMENT TO THE
                         BOARD-DESIGN LICENSE AGREEMENT

                            CONTRACT #C24-94-00428B

This second amendment to the board-design license agreement ("Second Amendment"), is entered into and is effective as of December 19, 1996 (the "Effective Date") by and between APPLE COMPUTER, INC., a California corporation having its principal place of business at 1 Infinite Loop, Cupertino, California 95014 and POWER COMPUTING CORPORATION, a Delaware corporation having its principal place of business at 2555 North Interstate 35, Suite 200, Round Rock, Texas 78664 ("PCC" or "Company"). This Second Amendment amends the board-design license agreement, contract number C24-94-00428, entered into by the parties effective December 16, 1994 (the "Agreement").

Unless otherwise defined in this Second Amendment, all capitalized terms used in this Second Amendment have the meanings assigned to them in the Agreement. To the extent there are any inconsistencies between this Second Amendment and the Agreement, this Second Amendment shall control.

In accordance with Section 9.7 of the Agreement, the parties hereto agree to amend the Agreement as follows:

1.     Exhibit A:    The following board design is added to Exhibit A under the
       Section entitled "APPLE BOARD DESIGNS"

              Apple logic board code name "   **   " with a processor speed
                  **   .* Apple may modify the processor speed for the   **
              logic board by providing written notice to Company.

2.     Exhibit A:    The following is hereby added to Exhibit A under the
       Section entitled "APPLE DELIVERABLES":

              For the "Apple logic board code name '   **   ' with a processor
              speed **   *1,'' Apple will deliver the following to Company:

                       Evaluation package documentation:
                        o   Bill of Materials
                        o   PCB Quote Sheet
                        o   Design Guide Drawing
                        o   Specifications for all industry standard components
                        o Letters of Authorization for relevant Apple proprietary components, allowing Company to receive quotations components,

                     Apple will deliver the evaluation package documentation within two weeks of Company's request. All information in the evaluation package documentation is preliminary in nature and may be changed by Apple at





------------------------

     *PCC must demonstrate to Apple s reasonable satisfaction that   ** systems
containing processors with clock speeds   **   will meet the Certification
Requirements.

Confidential                                                              Page 1
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                                                   Apple/PCC Bd Design Agt Amd 2
                                                Final, 12/19/96, #C24-094-00428b

                     its sole and absolute discretion until the design is in production at Apple and all components have been approved by Apple.

                     Design package documentation:
                        o   Schematic database (electronic)
                        o   Board CAD design database (electronic)
                        o   Gerber files (electronic)
                        o Sanitized specifications for Apple proprietary components
                        o Notification that Company has been added to the Macintosh Authorized Supplier (MAS) Agreements for the relevant Apple proprietary components, allowing Company to purchase such components

                     Apple will deliver the design package documentation by the later of: (a) two weeks after the Effective Date, or (b) the start of production ramp for the logic board design, as defined by Apple.

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their duly authorized representatives.

APPLE                              COMPANY
APPLE COMPUTER, INC.               POWER COMPUTING CORPORATION

By:             /s/                By:             /s/
    ------------------------------     -----------------------------------------
              signature                                  signature

Name:   Lamar Potts                Name:   Stephen Kahng
      ----------------------------       ---------------------------------------
              print name                                 print name

Title:  Vice President, Licensing  Title:   President & CEO
       ---------------------------       ---------------------------------------





Confidential                                                              Page 2